Exhibit 99.1

STRAYER EDUCATION, INC. AND CAPELLA EDUCATION COMPANY COMBINE TO CREATE A NATIONAL LEADER IN EDUCATION INNOVATION

Merger of Equals Brings Together Two Best-in-Class Academic Institutions

Strayer University and Capella University to Continue Operations as Independent,

Accredited Institutions of Higher Education; Faculty and Academic Support Service Positions at Both Universities to Be Maintained

Combination Will Create More Affordable Options for Students; Facilitate Sharing of Best Practices; and Increase Resources for Successful Academic and Employment Outcomes at Each University

HERNDON, VA, and MINNEAPOLIS, MN – October 30, 2017 – Strayer Education, Inc. (“Strayer”) (NASDAQ: STRA) and Capella Education Company (“Capella”) (NASDAQ: CPLA) today announced that they have agreed to combine in an all-stock merger of equals transaction, creating a national leader in education innovation.  Strayer will be the remaining corporate entity under which both universities will operate.

Strayer University and Capella University will continue to operate as independent and separately accredited institutions, together serving approximately 80,000 students across all 50 states.  Both universities will maintain their separate Boards, be led by their current Presidents and maintain faculty and academic support service positions separately at each respective institution. The combination is expected to achieve corporate level efficiencies that will enable each university to accelerate innovations that improve affordability, and enhance academic and career outcomes for students.

Robert S. Silberman, Executive Chairman of Strayer, said, “We have been admirers of Capella’s innovation and expertise in online education for years.  We are delighted to have the opportunity to combine Capella’s capabilities with Strayer’s 125-year heritage of educating working adults.  This transaction will enhance our collective ability to deliver better academic outcomes, to more working adults, at more affordable prices.”

Kevin Gilligan, Chairman and Chief Executive Officer of Capella, who will become Vice Chairman of Strayer, stated, “Strayer and Capella complement each other in powerful ways and share cultures that value integrity and innovation.  Uniting Strayer University’s degrees in business, including the Jack Welch Management Institute, accounting, economics, and information technology with Capella University’s competency-based flexible degree programs, healthcare offerings, and robust doctoral portfolio will help us better meet the educational needs of students in the modern economy.  We are committed to maintaining our standards of excellence across both universities and our non-degreed businesses.”

Karl McDonnell, Chief Executive Officer of Strayer, said, “This combination will allow us to accelerate investment in the educational experience we deliver to students at both universities, while achieving back office efficiencies captured through the merger of our corporate functions.  Strayer, founded in 1892, and Capella, founded in 1993, have long been recognized for innovation, distinguished faculties, sought after accreditation and student satisfaction and success.”

Combination Delivers Significant Benefits

Increased Scale:

•	The ability to leverage best-in-class processes, support and resources of each respective university will benefit student success and employment outcomes.

•	Lower combined corporate expenses position each university to extend the affordability of their offerings and further invest in a world-class student experience and academic outcomes.
•	The universities will be able to share best practices to improve academic outcomes and improve service, increasing the attractiveness of each university to students and employers.

Greater Capabilities:

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While the universities will remain independent, students and faculty at both institutions will benefit from Capella University’s competency-based learning infrastructure, assessment capabilities and track-record of improving student success as well as Strayer University’s video and simulation classroom and content capabilities and close relationships with employers.

•	Both institutions will work towards allowing students to seamlessly transfer credits between the universities and expect to honor employer discounts from either institution.
•	Strayer University’s extensive ground-based footprint creates the opportunity for Capella University to extend its competency-based model into hybrid learning.

Stronger Financial Platform:

•	The broader, more diversified product offering of the combined company will provide for a more balanced revenue mix.
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With a strong, debt free balance sheet, and enhanced cash flow, the combined company will be well-positioned to accelerate innovation in key products and services and return capital to shareholders through an expected annual dividend of $2.00 per share following the close of the transaction.

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The merger of the corporate organizations is expected to achieve annual cost savings of approximately $50 million to be fully phased in within 18 months of closing. Of this amount, we expect approximately half will be realized during the 12 months following closing. These cost savings are expected to be achieved through the consolidation of executive and corporate functions, certain marketing capabilities and IT operations.

•	The merger is expected to be accretive to Strayer’s EPS by approximately 20% to 25% by 2019.

Transaction Details

Pursuant to the terms of the merger agreement, Strayer and Capella will combine in an all-stock merger of equals with Capella shareholders receiving 0.875 Strayer shares for each Capella share, which represents a premium of approximately 22% to the closing price of Capella shares on Friday, October 27, 2017, the last trading day prior to announcement.  Based on the closing prices of Strayer and Capella common stock on October 27, 2017, the implied equity value of the combined company is approximately $1.9 billion.

Upon completion of the merger, which is expected to be tax-free to shareholders of both companies, Strayer shareholders will own approximately 52% and Capella shareholders will own approximately 48% of the combined company on a fully diluted basis.

The combined company’s corporate headquarters will be located in Herndon, Virginia, and the company will maintain a significant presence in Minneapolis, Minnesota, including the headquarters of Capella University and the combined entity’s IT resources.

The transaction has been unanimously approved by the Boards of Directors of both companies.

Management and Governance

Upon closing of the transaction, Robert S. Silberman will be Executive Chairman, Kevin Gilligan will be Vice Chairman, and Karl McDonnell will be Chief Executive Officer of the combined entity. Also upon closing, Strayer Education, Inc. will be renamed Strategic Education, Inc. Its ticker symbol will remain STRA. Strayer’s Board will be increased to 12 directors total – with three to be nominated by Capella.

Approvals and Time to Close

The transaction is expected to close in the 3rd quarter of 2018, subject to customary closing conditions, including antitrust approvals, approvals by the Department of Education, state regulators and relevant accreditation bodies as well as approval by both Strayer and Capella shareholders.

Advisors

Perella Weinberg Partners LP is serving as Strayer’s financial advisor for the transaction, with Kirkland & Ellis LLP serving as its legal advisor.

Morgan Stanley & Co. LLC is serving as Capella’s financial advisor for the transaction, with Latham & Watkins LLP serving as its legal advisor.

Conference Call and Webcast Details

The companies will hold a joint conference call to discuss this announcement (as well as their 3rd Quarter financial results) on Monday, October 30, 2017, at 8:00 a.m. eastern time (ET). To participate in the live call, investors should dial (866) 547-1509 (domestic) or (920) 663-6208 (international) at 7:50 a.m. (ET), conference ID# 6889128. The webcast, including the accompanying presentation, will be available on both the Strayer Education Inc. website (www.strayereducation.com) and the Capella Education Company website (www.capellaeducation.com) in the investor relations section. A replay of the call will be available from October 30, 2017, through November 27, 2017, at (800) 585-8367 (domestic) or (404) 537-3406 (international), conference ID# 6889128.

Please note that the above call is in lieu of the previously scheduled Q3 2017 earnings conference calls for each company.

About Strayer Education, Inc.

Strayer Education, Inc. (NASDAQ: STRA) is educating a more competitive and qualified workforce by solving higher education's most challenging problems. It includes Strayer University, a regionally accredited institution that delivers affordable degree programs for working adults, and a Top 25 Princeton Review-ranked executive MBA program through the Jack Welch Management Institute. Non-degree web and mobile application development courses are offered through the New York Code + Design Academy. Strayer also transforms the workforces of its corporate partners through customized degree and professional development programs. By deploying innovative teaching methods and technologies that enhance student learning outcomes, Strayer makes it possible for working adults to acquire the skills they need to succeed in today's rapidly changing economy.

About Capella Education Company

Capella Education Company (NASDAQ: CPLA) is an educational services company that provides access to high-quality education through online postsecondary degree programs and job-ready skills offerings needed in today’s market. Capella’s portfolio of companies is dedicated to closing the skills gap by providing the most direct path between learning and employment.

Forward Looking Statements

This communication contains certain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “will,” “forecast,” “outlook,” “plan,” “project,” or similar words and may include statements with respect to, among other things, the proposed merger of a wholly-owned subsidiary of Strayer with and into Capella, including the expected timing of completion of the merger; the anticipated benefits of the merger, including estimated synergies; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. The statements are based on Strayer’s and Capella’s current expectations and are subject to a number of assumptions, uncertainties and risks. In connection with the safe-harbor provisions of the Reform Act, Strayer and Capella have identified important factors that could cause Strayer’s or Capella’s actual results to differ materially from those expressed in or implied by such statements. The assumptions, uncertainties and risks include:

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the risk that the merger may not be completed in a timely manner or at all due to the failure to obtain the approval of Strayer’s or Capella’s stockholders or the failure to satisfy other conditions (including obtaining required regulatory and educational agency approvals) to completion of the merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;
•	the outcome of any legal proceeding that may be instituted against Strayer, Capella and others following the announcement of the merger;
•	the amount of the costs, fees, expenses and charges related to the merger;
•	the risk that the benefits of the merger, including expected synergies, may not be fully realized or may take longer to realize than expected;
•	the risk that the merger may not advance the combined company’s business strategy and growth strategy;
•	the risk that the combined company may experience difficulty integrating Strayer’s and Capella’s employees or operations;
•	the potential diversion of Strayer’s and Capella’s management’s attention resulting from the proposed merger; and
•	other risks and uncertainties identified in Strayer’s and Capella’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. Strayer and Capella undertake no obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Strayer’s and Capella’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Strayer with the SEC may be obtained free of charge at Strayer’s website at www.strayereducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at  www.sec.gov. These documents may also be obtained free of charge from Strayer by requesting them in writing to 2303 Dulles Station Boulevard, Herndon, VA 20171. The documents filed by Capella with the SEC may be obtained free of charge at Capella’s website at www.capellaeducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Capella by requesting them in writing to 225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402.

In connection with the proposed transaction, Strayer intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Strayer and Capella and a prospectus of Strayer, and each party will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF STRAYER AND CAPELLA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to the stockholders of each party seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Strayer or Capella as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Certain Information Regarding Participants

Strayer, Capella and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Strayer’s directors and executive officers in its definitive proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2017, and in other documents filed with the SEC by Strayer and its directors and executive officers. You can find information about Capella’s directors and executive officers in its definitive proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2017, and in other documents filed with the SEC by Capella and its directors and executive officers. Additional information regarding the interests of these directors and executive officers in the proposed transaction will be included in the registration statement, joint proxy statement/prospectus or other documents filed with the SEC, if any, when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Strayer or Capella as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

CONTACTS

Strayer Education, Inc.

Investors

Daniel Jackson, Executive Vice President and Chief Financial Officer

703-713-1862

daniel.jackson@strayer.edu

Media

Sard Verbinnen & Co

David Reno / Andy Duberstein / Bryan Locke

212-687-8080 / 312-895-4700

Capella Education Company

Investors

Steven Polacek, Senior Vice President and Chief Financial Officer

612-977-5810

Steve.Polacek@capella.edu

Media

Mike Buttry, Vice President for Public Affairs and Communications

612-977-5499

Mike.Buttry@capella.edu